UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2025

Twin Hospitality Group Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42395	99-1232362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 Belt Line Road, Suite 1200 Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 941-3150

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TWNP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

On August 4, 2025, Twin Hospitality Group Inc. (the “Company”) received a written notice from the Listing Qualifications Staff of the Nasdaq Stock Market LLC (“Nasdaq”) that, for the 30 consecutive business days ended July 28, 2025, the Company’s Market Value of Publicly Held Shares (“MVPHS”) closed below the $15,000,000 MVPHS threshold required for continued listing on The Nasdaq Global Market under Nasdaq Listing Rules 5450(b)(2)C) and 5450(b)(3)C) (the “MVPHS Rule”). Nasdaq stated in its letter that in accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company has a compliance period of 180 calendar days from the date of the notice (“Compliance Period”), and it may regain compliance if at any time during the Compliance Period the MVPHS closes at $15,000,000 or more for a minimum of ten consecutive business days.

The Company has already taken steps to increase the public float of its Class A common stock and intends to take all additional reasonable steps to maintain its listing on The Nasdaq Global Market. Also, the notification from Nasdaq does not immediately impact the listing on The Nasdaq Global Market. The Class A common stock currently qualifies for listing on The Nasdaq Capital Market, so if the Company does not regain compliance with the continued listing requirements of The Nasdaq Global Market during the Compliance Period, the Company intends to apply to transfer its listing to The Nasdaq Capital Market.

While the Company plans to maintain the listing of its Class A common stock on The Nasdaq Global Market, there can be no assurance that the Company will be able to regain or maintain compliance with the applicable continued listing standards of The Nasdaq Global Market.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s ability to regain compliance with the MVPHS Rule of The Nasdaq Global Market, the Company’s intention to take steps to regain compliance with the continued listing requirements of The Nasdaq Global Market, and the Company’s ability to maintain its listing on The Nasdaq Global Market or Nasdaq Capital Market. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this Current Report. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Twin Hospitality Group Inc.

Date:	August 8, 2025	/s/ Kenneth J. Kuick
Kenneth J. Kuick
Chief Financial Officer